UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2005
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                5511                               01-0609375
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      (Commission File Number)         (IRS Employer Identification No.)

        622 Third Avenue, 37th Floor, New York, NY            10017
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        (Address of principal executive offices)           (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01  Entry Into a Material Definitive Agreement

         Effective November 1, 2005, the annual retainer for Michael Durham, the non-executive Chairman of the Board of Directors of Asbury Automotive Group, Inc. (the "Company"), was increased to $225,000. The increase was approved by the Board of Directors on November 21, 2005, upon the recommendation of the Company's Compensation Committee.


Item 8.01   Other Events

         On December 2, 2005, the Company, through one of its affiliates, executed a Notice of Exercise (the "Notice") and exercised its options to purchase 14 parcels of land, together with all buildings, structures, pavement lighting fixtures and other improvements located thereon (the "Properties"), from affiliates of former director and employee, Ben David McDavid, Sr. The Company has leased the Properties from Mr. McDavid and his affiliates for use by the Company's automotive retail dealerships in Texas. Based upon the appraised value of the Properties at the time the options and lease agreements were entered into, which appraised value has been adjusted for movements in the Consumer Price Index for the Dallas-Fort Worth area, the aggregate purchase price for the Properties is approximately $57.0 million. Pursuant to the terms of the Notice, the closing of the acquisition of the Properties by the Company will occur on or about December 9, 2005, subject to usual and customary closing conditions.

         The Company plans to sell 13 of the Properties in the near future, 10 of which are expected to be sold in a sale-leaseback transaction.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ASBURY AUTOMOTIVE GROUP, INC.



Date:  December 8, 2005       By:    /s/ Kenneth B. Gilman
                                     --------------------------------------
                              Name:  Kenneth B. Gilman
                              Title: President and Chief Executive Officer